Exhibit 99.1

The Brink’s Company
Investor Overview
 NYSE:BCO
 February 2012

Forward-Looking Statements
This presentation, including questions and answers, contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from projected results.
Additional information regarding factors that could affect financial performance is in our press release dated February 2, 2012, and in our filings with the Securities and Exchange Commission, including our most recent forms
10-K and 10-Q. Information included in this presentation is representative as of today only and the company assumes no obligation to update any forward-
looking statements.

Today’s Presentation
 ¢ Business Overview
 ¢ Growth Opportunities

4
 ¢ Premier Brand
   ¢ Safety, security, service, trust
 ¢ Global Footprint
   ¢ Unique operational advantage
   ¢ Supports high-value Global Services business
 ¢ Market Fundamentals
   ¢ Cash growing worldwide
               ¢ Increased outsourcing
   ¢ Dangerous world
   ¢ Economic recovery, interest rates
 ¢ Growth Opportunities
   ¢ Maximize profits in developed markets
   ¢ Expand in emerging markets
               ¢ Invest in solutions and adjacent markets
Investment Highlights

BRINKS

Latin America 38%
EMEA 33%
North America 25%
Asia Pacific 4%

5
¢ World’s Largest Secure Logistics Company
 ¢ 2011 Revenue $3.9 billion
 ¢ Premier global brand
 ¢ Customers in more than 100 countries
 ¢ ~71,000 employees; 1,100 facilities and 13,000
 vehicles
¢ Global Cash-In-Transit (CIT) network supports
 growth in High-Value Services
Company Snapshot
2011 Revenue
($3.9 billion)

BRINKS

Cash-in-Transit

- *Armored Transport*

2011 Revenue = $3.9B

CIT
54%
High-Value Services
36%
Security Services
10%

500g
GOLD
999.9

Diverse Business Lines: CIT Drives High-Value Services
 – Cash, coins, checks and
 other valuables; ATM
 services
¢ Global Infrastructure
 – Supports Global Services
 and Cash Logistics
High-Value Services
¢ Global Services
 – Secure long-distance
 transport of valuables
¢ Cash Logistics
 – Money processing
 – Vaulting
 – CompuSafe® Service
¢ Adjacencies
 – Payment Services
 – Commercial Security
Security Services

¢ Guarding in select countries
 – Airports, embassies

BRINKS

ePago
by BRINKS
“I need a fast secure way to pay my bills.”

High-Value Services…High-Margin Solutions
CIT Footprint Supports High-Value Services

¢ Global Services
 ¢ Secure Logistics of valuables over long distances
 ¢ Diamonds, jewelry, banknotes, precious metals
 ¢ 12,000 Customers… 5,000 Cities… 1,400 daily shipments
¢ Cash Logistics
 ¢ Money Processing
 ¢ Vaulting
 ¢ CompuSafe® Service
¢ Adjacent Services
 ¢ Extending our brand into new markets
 ¢ Commercial Security, Payment Processing

Total $14 Billion

Brink's
21%
G4S
14%
Loomis
11%
Prosegur
9%
4%
Garda
Other
41%

8
 ¢ Maximize profits in developed markets
 ¢ EMEA, North America
 ¢ Invest in growth opportunities
 ¢ Emerging markets:
 BRIC, LATAM, Asia-Pacific
 ¢ High-Value Services:
 Global Services, Cash Logistics
 ¢ Adjacencies:
 Commercial Security, Payment Processing
Global Secure Logistics
 Market
Source: Internal Company Estimates based on most recently available data
Global Leader…Global Growth Strategy

Leading Share in Fragmented Market

BRINKS

8%
~6%
10%
2010
2011
Target

Value
For Investors

Long-Term Goal: Deliver Shareholder Value
Organic
Revenue
8 - 10%
Growth
Segment
Margin
Target

Note: Organic revenue growth and segment margin are calculated on Non-GAAP revenue and segment profit.
 See Appendix for reconciliation to GAAP.
2011

France
Netherlands
Germany
Greece
Luxembourg
Other

CIT
High-Value Services
Security Services

2011 Revenue: $1.3B
Region Overview:
¢2011: 5% organic growth…low single-digit margin
¢Diverse competitive, regulatory and threat environments
¢Customers want outsourced solutions
Strategy:
¢Europe: Maximize CIT profits; increase efficiency; fix
underperformers
¢Invest in High-Value Services and Developing Markets
EMEA: Improve Operating Performance

2011 Revenue: $974M
Region Overview:
¢ Market leader
¢ 2011: Organic revenue flat…3.6% margin
¢ Price and volume pressure
Strategy:
¢ Maximize CIT profits  ─ reduce costs, improve processes
¢ Remain disciplined on price, service and security
¢ Shift mix to High-Value Services
North America: Maximize CIT…Grow High-Value Services

Note: Segment margin is calculated on Non-GAAP revenue and segment profit.
 See Appendix for reconciliation to GAAP.

Venezuela
Colombia
Other
Brazil
Mexico

CIT
High-Value Services
Security Services

Region Overview:
¢ Growing economies
¢ High-risk threat environment…customers value security
¢ Growing need to protect product supply chains
¢ 2011: 21% organic growth, double-digit margin
Strategy:
¢ Strengthen and expand footprint
¢ Leverage footprint to grow High-Value Services
¢ Mexico: Increase CIT margins, add High-Value Services
2011 Revenue: $1.5B
Latin America: Continued Strong Growth

BRINKS

Australia
China
Hong Kong
India
Other

High Value Services
Security Services
CIT

2011 Revenue: $154M
Region Overview:
¢ High-growth, service-driven economies
¢ Varying degrees of banking sophistication, gov’t restrictions
¢ Strong in Hong Kong; growing in China, India, Japan
¢ 2011: 17% organic revenue growth, profits up 11%
Strategy:
¢ Leverage Global Services network
¢ Accelerate China and India growth
¢ Expand commercial security capabilities
Asia Pacific: Invest and Grow

Financial Strength and Flexibility
■ Solid Revenue Growth
 ■ 10% CAGR 2007-2011
 ■ Late 2010 acquisitions added over $400
 million in 2011
■ Cash Flow Supports Continued Growth
  ■ ~45% of Capex focused on Emerging
                Markets and High-Value Services (’09 - ’11)
■ Strong Balance Sheet
 ■ Investment grade credit rating
 ■ $232 million net debt; $347 million available
 credit (12/31/11)
 ■ Manageable cash outflow for legacy
 liabilities (see appendix page 28)

Note: CAGR calculated on Non-GAAP revenues. Net debt is a Non-GAAP measure.
 See appendix for reconciliation to GAAP.

Achieve Targets…Create Shareholder Value
2012 Outlook:
 ■ 5% to 8% organic revenue growth
 ■ 6.5% to 7.0% segment margin
Long-Term Targets:
 ■ 8% to 10% annual organic revenue growth
 ■ 10% segment margin

Note: Organic revenue growth and segment margin are calculated on Non-GAAP revenue and segment profit.
 See Appendix for reconciliation to GAAP.
 See Appendix for Summary of 2012 Revenue and Segment Margin Outlook (GAAP and Non-GAAP)

16
 ¢ Premier Brand
   ¢ Safety, security, service, trust
 ¢ Global Footprint
   ¢ Unique operational advantage
               ¢ Supports high-value Global Services business
 ¢ Market Fundamentals
   ¢ Cash growing worldwide
               ¢ Increased outsourcing
   ¢ Dangerous world
   ¢ Economic recovery, interest rates
 ¢ Growth Opportunities
   ¢ Maximize profits in developed markets
   ¢ Expand in emerging markets
               ¢ Invest in solutions and adjacent markets
Investment Highlights

Appendix

Appendix

CAGR: 10%
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,616
2,990
2,897
3,122
3,886
2007
2008
2009
2010
2011

Non-GAAP Revenue (1)
($MM)
(1)  Non-GAAP financial information is reconciled to amounts reported under U.S. GAAP on pages 21, 22 & 23.
 Non-GAAP Revenue Growth

CAGR: 9%
250
200
150
100
50
0
145
155
138
188
206
2007
2008
2009
2010
2011

Total Non-GAAP Operating Profit (1)
($MM)
Segment	197	218	173	225	247
Non-Segment	(53)	(63)	(35)	(36)	(41)
Total	145	155	138	188	206
(1)  Non-GAAP financial information is reconciled to amounts reported under U.S. GAAP on pages 21, 22 & 23.
 Non-GAAP Profit Growth
Amounts may not add due to rounding

GAAP		Non-GAAP	
		2012		2012
Organic revenuegrowth				
North America	-	-	-	-
Currency impact on revenue				
Total	4 %	(3)% - (5)%	4 %	(3)% - (5)%
North America	3.2 %*	3.6% - 4.6%*	3.6 %	4.5% - 5.5%
Total	5.9 %	6.5% - 7.0%	6.3 %	6.5% - 7.0%

Summary of 2012 Revenue and Segment Margin Outlook

	2011	Estimate	2011	Estimate

International	12%	7% - 10%	12%	7% - 10%

Total	8%	5% - 8%	8%	5% - 8%

International	5%	(4)% - (6)%	5%	(4)% - (6)%
North America	1%	-	1%	-

Segment margin
International	6.9%	7.0% - 8.0%	7.3%	7.0% - 8.0%

*  Includes U.S. Retirement Expenses

Non-GAAP Results - Reconciled to Amounts Reported under GAAP
Non-GAAP results described in this presentation are financial measures that are not required by, or presented in accordance with generally accepted accounting principles (“GAAP”).
Purpose of Non-GAAP Information
 The purpose of the non-GAAP information is to report our financial information
    •without income and expense items described below in 2007, 2008, 2009, 2010 and 2011,
    •as if our results from Venezuela had been translated at the less-favorable parallel exchange rate in 2007, 2008 and 2009, and
    •after adjusting tax expense for items described below.
 The non-GAAP information provides information to assist comparability and estimates of future performance. Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance. Non-GAAP results should not be considered as an alternative to revenue or income amounts determined in accordance with
GAAP and should be read in conjunction with their GAAP counterparts.
a) To reduce revenues and segment operating income to reflect the 2009, 2008 and 2007 results of Venezuelan subsidiaries had they been translated using the parallel currency exchange rate in effect at the time. The average parallel exchange rate used for the
 2009 non-GAAP full-year earnings was 6.0 bolivar fuertes to the U.S. dollar, compared to an average rate of 2.2 bolivar fuertes to the U.S. dollar that was used for the GAAP financial statements. The official rate of 2.15 bolivar fuertes to the U.S. dollar was used for translation of Venezuela for most of 2009 until the parallel rate was adopted during December.  The use of the weaker rate to translate 2009 non-GAAP revenues and earnings of the Venezuelan subsidiaries decreased each measure by 63%.
b) To reverse remeasurement gains and losses in Venezuela. For accounting purposes, Venezuela is considered a highly inflationary economy. Under GAAP, subsidiaries that operate in Venezuela record gains and losses in earnings for the remeasurement of bolivar fuerte-denominated net monetary assets.
c) To eliminate charges related to exit of Belgium cash-in-transit (CIT) business.
d) To eliminate currency losses incurred in Venezuela related to increases in cash held in U.S. dollars by Venezuelan subsidiaries.
 These losses would not have been incurred had the operations been translated at the parallel rate.
e) To eliminate gain recognized on the sale of the U.S. document destruction business, gains on available-for-sale equity and debt securities, gains/losses related to acquisition of controlling interest in subsidiaries that were previously accounted for as equity or cost method investments, and gains on sales of former operating assets.
f) To eliminate royalty income from Brink’s Home Security.
g) To eliminate the cost related to the retirement of the former CEO.
h) To eliminate employee benefit settlement loss related to Mexico. Portions of Brink’s Mexican subsidiaries’ accrued employee termination benefit were paid in the second and third quarters of 2011. The employee termination benefit is accounted for under
 FASB ASC Topic 715, Compensation - Retirement Benefits. Accordingly, the severance payments resulted in settlement losses.
i) To eliminate expenses related to U.S. retirement liabilities.

BRINKS

(In millions)		2011	2010	2009	2008	2007
Revenues						
Reported GAAP Basis	$	3,886	3,122	3,135	3,164	2,735
Adjustments:						
Change to Parallel Rate (a)		-	-	(238)	(173)	(119)
Non-GAAP Basis	$	3,886	3,122	2,897	2,990	2,616
Segment Operating Profit						
Reported GAAP Basis	$	231	209	213	272	223
Adjustments:						
Change to Parallel Rate (a)		-	-	(43)	(49)	(27)
Remeasure Vz Net Monetary Assets (b)		-	3	-	-	-
Exit Belgium CIT Business (c)		10	13	-	-	-
Venezuela Currency Loss (d)		-	-	5	-	-
Mexico Employee Benefit Settlement Losses (h)		2	-	-	-	-
U.S. Retirement Plans (i)		3	(1)	(2)	(5)	1
Non-GAAP Basis	$	247	225	173	218	197

See page 22 for explanation of footnotes
Reconciliation
Amounts may not add due to rounding
Non-GAAP Results - Reconciled to Amounts Reported under GAAP (Cont.)

(In millions)	2011	2010	2009	2008	2007
Non-Segment
Reported GAAP Basis	$(60)	(63)	(47)	(43)	(62)
Adjustments:
Venezuela Currency Loss (d)	-	-	23	-	-
Gains/Losses on Acquisitions and Asset Dispositions (e)	(10)	9	(25)	(13)	-
Royalty from BHS (f)	-	(5)	(7)	(1)	-
CEO Retirement cost (g)	4	-	-	-	-
U.S. Retirement Plans (i)	25	23	21	(5)	10
Non-GAAP Basis	$(41)	(36)	(35)	(63)	(53)

Total Operating Profit
Reported GAAP Basis	$171	146	167	229	161
Adjustments:
Change to Parallel Rate (a)	-	-	(43)	(49)	(27)
Remeasure Vz Net Monetary Assets (b)	-	3	-	-	-
Exit Belgium CIT Business (c)	10	13	-	-	-
Venezuela Currency Loss (d)	-	-	27	-	-
Gains/Losses on Acquisitions and Asset Dispositions (e)	(10)	9	(25)	(13)	-
Royalty from BHS (f)	-	(5)	(7)	(1)	-
CEO Retirement Cost (g)	4	-	-	-	-
Mexico Employee Benefit Settlement Losses (h)	2	-	-	-	-
U.S. Retirement Plans (i)	28	22	19	(10)	11
Non-GAAP Basis	$206	188	138	155	145
See page 22 for explanation of footnotes
Reconciliation
Amounts may not add due to rounding
Non-GAAP Results - Reconciled to Amounts Reported under GAAP (Cont.)

 Net Debt
	December 31,	December 31,
	2011	2010
Debt:
Short-term debt	$25.4	36.5
Long-term debt	364.0	352.7
Total Debt	389.4	389.2

Cash and cash equivalents	182.9	183.0
Less amounts held by certain cash logistics operations (a)	(25.1)	(38.5)
Amount available for general corporate purposes	157.8	144.5

Net Debt	$231.6	244.7
(a) Title to cash received and processed in certain of our secure cash logistics operations transfers to us for a short period of time.
 The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.
Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage.
Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to
Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31,
2011 and December 31, 2010. At December 31, 2011, Net Debt was $242 million excluding cash and debt in Venezuelan operations
($251 million at December 31, 2010).
NET DEBT RECONCILED TO AMOUNTS REPORTED UNDER GAAP
(in millions)

 2011 Segment Results, GAAP

		Organic	Acquisitions/	Currency
	2010	Change	Dispositions (b)	(c)	2011	Total	Organic
Revenues:
EMEA	$1,200	59	(25)	63	1,297	8%	5%
Latin America	877	182	364	38	1,461	66%	21%
Asia Pacific	127	22	-	6	154	22%	17%
International	2,204	262	339	106	2,911	32%	12%
North America	918	-	49	8	974	6%	-
Total	$3,122	263	388	114	3,886	24%	8%
Operating profit:
International	$165	10	12	13	200	21%	6%
North America	44	(15)	1	1	31	(29%)	(33%)
Segment operating profit	209	(4)	13	14	231	11%	(2%)
Non-segment (a)	(63)	(15)	18	-	(60)	(4%)	24%
Total	$146	(19)	31	14	171	17%	(13%)

Segment operating margin:
International	7.5%				6.9%
North America	4.8%				3.2%
Segment operating margin	6.7%				5.9%
Full Year 2011 vs. 2010
(In millions)
Segment Results - GAAP
See footnotes on page 27.

Amounts may not add due to rounding

 2011 Segment Results, non-GAAP

(In millions)		Organic	Acquisitions/	Currency
	2010	Change	Dispositions (b)	(c)	2011	Total	Organic
Revenues:
EMEA	$1,200	59	(25)	63	1,297	8%	5%
Latin America	877	182	364	38	1,461	66%	21%
Asia Pacific	127	22	-	6	154	22%	17%
International	2,204	262	339	106	2,911	32%	12%
North America	918	-	49	8	974	6%	-
Total	$3,122	263	388	114	3,886	24%	8%
Operating profit:
International	$181	11	10	10	212	17%	6%
North America	43	(10)	1	1	35	(20%)	(24%)
Segment operating profit	225	-	12	10	247	10%	-
Non-segment (a)	(36)	(4)	-	-	(41)	12%	12%
Total	$188	(4)	13	10	206	9%	(2%)

Segment operating margin:
International	8.2%				7.3%
North America	4.7%				3.6%
Segment operating margin	7.2%				6.3%
(a) Includes income and expense not allocated to segments.
(b) Includes operating results and gains/losses on acquisitions, sales and exit of businesses.
(c) Revenue and Segment Operating Profit:  The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S.
 dollar amount of remeasurement currency gains (losses) of bolivar fuerte-denominated net monetary assets recorded under highly inflationary accounting rules related to the Venezuelan operations. The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month. The functional currency in Venezuela is the U.S. dollar under highly inflationary accounting rules. Remeasurement gains and losses under these rules are recorded in U.S. dollars but these gains and losses are not recorded in local currency. Local currency Revenue and Operating Profit used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S.
 GAAP (excluding remeasurement gains and losses) using current period currency exchange rates.
Amounts may not add due to rounding

U.S. Pension
$991
$685
Liability
Assets
UMWA
$529
$261
Under-
funding
$268
Liability
Assets
Black Lung &
Other
$61
Liability

 Legacy Liabilities
Estimated Contributions to U.S. Plans
	2011	2012	2013	2014	2015	2016	2017
US Pension	$ 0	45	44	51	48	43	15
UMWA	0	0	0	0	0	0	0
Black Lung/Other	7	7	6	6	5	5	5
Total	$ 7	52	50	57	53	48	20
($ millions)
Under-
funding
$306
Note: Amounts based on actuarial assumptions at December 31, 2011.